                                                                   Exhibit 10.54

                                                                WINSTON & STRAWN



================================================================================




                         CONTRIBUTION AND SALE AGREEMENT


                            LTV STEEL PRODUCTS, LLC,
                                  as Purchaser


                            LTV STEEL COMPANY, INC.,
                                   as Servicer

                                       and

                             LTV STEEL COMPANY, INC.

                                       and

                           GEORGIA TUBING CORPORATION,

                               as initial Sellers






                          Dated as of February 26, 1998


================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I

         DEFINITIONS............................................................................................-1-
         1.1      Defined Terms.................................................................................-1-
         1.2      Other Definitional Provisions.................................................................-1-

ARTICLE II

         PURCHASE AND SALE OF INVENTORY.........................................................................-2-
         2.1      Purchase and Sale of Inventory................................................................-2-
         2.2      Purchase Price................................................................................-2-
         2.3      Payment of Purchase Price.....................................................................-3-
         2.4      No Repurchase.................................................................................-4-
         2.5      Obligations Unaffected........................................................................-4-
         2.6      Certain Charges...............................................................................-4-

ARTICLE III

         CONDITIONS TO PURCHASE AND SALE....................................  ..................................-4-
         3.1      Conditions Precedent to the Purchaser's Initial Purchase of Inventory.........................-4-
         3.2      Conditions Precedent to All The Purchaser's Purchases of Inventory............................-5-
         3.3      Conditions Precedent to each Seller's Obligations.............................................-5-
         3.4      Conditions Precedent to the Addition of a Seller..............................................-6-
         3.5      Suspension of Purchases.......................................................................-7-

ARTICLE IV

         REPRESENTATIONS AND WARRANTIES................................... .....................................-7-
         4.1      Representations and Warranties of the Servicer................................................-7-
         4.2      Representations and Warranties of each Seller.................................................-8-

ARTICLE V

         AFFIRMATIVE COVENANTS.................................................................................-13-
         5.1      Certificates; Other Information..............................................................-13-
         5.2      Compliance with Laws, etc....................................................................-14-
         5.3      Preservation of Corporate Existence..........................................................-14-
         5.4      Visitation Rights............................................................................-14-

                                                                                                               PAGE
                                                                                                               ----
         5.5      Location of Records..........................................................................-14-
         5.6      Furnishing Copies, etc.......................................................................-14-
         5.7      Obligations with Respect to Obligors and Inventory...........................................-15-
         5.8      Further Action...............................................................................-15-
         5.9      Certain Agreements Regarding Inventory.......................................................-17-

ARTICLE VI

         NEGATIVE COVENANTS....................................................................................-18-
         6.1      Liens........................................................................................-18-
         6.2      Change in Name...............................................................................-18-
         6.3      Accounting of Purchases......................................................................-18-
         6.4      Ineligible Inventory.........................................................................-19-

ARTICLE VII

         PURCHASE TERMINATION EVENTS...........................................................................-19-
         7.1      Purchase Termination Events..................................................................-19-
         7.2      Additional Remedies..........................................................................-21-

ARTICLE VIII

         MISCELLANEOUS.........................................................................................-21-
         8.1      Payment......................................................................................-21-
         8.2      Costs and Expenses...........................................................................-21-
         8.3      Successors and Assigns.......................................................................-22-
         8.4      GOVERNING LAW................................................................................-23-
         8.5      No Waiver; Cumulative Remedies...............................................................-23-
         8.6      Amendments and Waivers.......................................................................-23-
         8.7      Severability.................................................................................-23-
         8.8      Notices......................................................................................-23-
         8.9      Counterparts.................................................................................-23-
         8.10     Construction of Agreement as Security Agreement..............................................-23-
         8.11     WAIVERS OF JURY TRIAL........................................................................-24-
         8.12     Submission to Jurisdiction; Waivers..........................................................-24-
         8.13     Addition of Sellers..........................................................................-25-
         8.14     Optional Termination of Seller...............................................................-25-
         8.15     No Bankruptcy Petition.......................................................................-25-
         8.16     Termination..................................................................................-25-
         8.17     Confidentiality..............................................................................-25-
         8.18     Effectiveness................................................................................-26-

ANNEX X  Definitions

SCHEDULES
---------
         1        Locations of Chief Executive Offices;
                  Locations of Books and Records
         2        Legal and Corporate Names of Sellers
         3        Form of Collateral Access Agreement
         4        Listing of Applicable Bulk Sales Provisions


EXHIBITS
--------
         A-1      Form of Sales and Valuation Report (Monthly)
         A-2      Form of Sales and Valuation Report (Weekly)
         A-3      Form of Sales and Valuation Report (Daily)
         B        Form of Price and Fees Agreement

         CONTRIBUTION AND SALE AGREEMENT, dated as of February 26, 1998, among LTV STEEL COMPANY, INC., a corporation organized under the laws of the State of New Jersey ("LTV Steel", and in its role as Servicer of the Purchased Inventory, the "Servicer") and GEORGIA TUBING CORPORATION, a corporation organized under the laws of the state of Delaware ("Georgia Tubing"), and such other sellers as may become parties hereto under the terms of this Agreement (each individually referred to herein as a "Seller" and collectively as "Sellers") and LTV STEEL PRODUCTS, LLC, a limited liability company organized under the laws of the State of Delaware (the "Company" or the "Purchaser").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, in the ordinary course of business, the Sellers maintain Inventory;

                  WHEREAS, the Sellers desire to sell to the Purchaser, and the Purchaser desires to purchase from the Sellers, all the Sellers' right, title and interest in, to and under the Inventory (as hereinafter defined) now existing or hereafter maintained;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.1 DEFINED TERMS. Capitalized terms used in this Agreement shall have the respective meanings assigned to such terms in Annex X hereto unless otherwise defined herein.

                  1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Sellers and the Purchaser, unless otherwise defined herein, shall have the respective meanings given to them under GAAP.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                         PURCHASE AND SALE OF INVENTORY

                  2.1 PURCHASE AND SALE OF INVENTORY. (a) Subject to the terms and conditions of this Agreement, each Seller hereby sells, assigns, transfers and conveys to the Purchaser, on the Effective Date and from time to time thereafter, all its respective right, title and interest, in, to and under all Inventory existing as of March 1, 1998 and thereafter maintained from time to time, as provided in paragraph (b) below, and all related rights (but none of the obligations) of each such Seller with respect to Inventory.

                  (b) On the Effective Date and on each subsequent date, as the case may be (each, an "Inventory Purchase Date"), all of each Seller's right, title and interest in and to (i) in the case of the Effective Date, all Inventory existing as of March 1, 1998 and (ii) in the case of each such subsequent date of purchase, all Inventory (if any) acquired by a Seller on such date and then owned by such Seller shall be immediately and automatically sold, assigned, transferred and conveyed to the Purchaser pursuant to paragraph (a) above without any further action by the related Seller or any other Person.

                  (c) All sales of Inventory by each Seller hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, the related Seller, except as otherwise specifically provided herein and except as the provisions of Section 10.1 of the Inventory Processing and Servicing Agreement may be applicable to a Seller in its capacity as Servicer. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in a creation or assumption by the Purchaser of any obligation of the related Seller or any other Person in connection with the Inventory or any agreement or instrument relating thereto, including any obligation to any Person from which such Inventory was acquired.

                  (d) In connection with the foregoing conveyances, each Seller agrees at its own expense, (i) to indicate on the computer files and other physical records relating to its Inventory that all Inventory included in such list or print-out has been sold to the Purchaser in accordance with this Agreement and (ii) in the case of LTV Steel and Georgia Tubing, to deliver to the Purchaser a Sales and Valuation Report prepared as of a date no earlier than thirty Business Days prior to the Effective Date.

                  2.2 PURCHASE PRICE. The amount payable by the Purchaser to each Seller (the "Purchase Price") for Inventory to be purchased on any Inventory Purchase Date under this Agreement shall be determined in accordance with the letter agreement dated as of February 26, 1998 among LTV Steel, Georgia Tubing and the Company, substantially in the form of Exhibit B hereto and as amended from time to time (the "Price and Fees Agreement").

                  2.3 PAYMENT OF PURCHASE PRICE (a) Upon the fulfillment of the conditions set forth in Article III, the Purchase Price for Inventory shall be paid or provided for in the manner provided below. Each Seller hereby appoints the Servicer as its agent to receive payment of the Purchase Price for Inventory sold by it to the Purchaser and hereby authorizes the Purchaser to make all payments due to each Seller directly to, or as directed by, the Servicer. The Servicer hereby accepts and agrees to such appointment.

                  (b) The Purchase Price for Inventory purchased on the Effective Date from each Seller shall be paid by the Purchaser as follows:


                  (i) to the extent the Purchaser has available cash for such purpose, in cash;

                  (ii) by the delivery of Class A-1 Notes;

                  (iii) by the delivery of Subordinated Notes.

                  (c) The Purchase Price for Inventory purchased after the Effective Date shall be paid by the Purchaser in accordance with the Price and Fees Agreement as follows:

                  (i) in cash to the extent the Purchaser has cash available for such purpose;

                  (ii) to the extent permitted by the Trust Agreement, by delivery, or increase in the aggregate principal amount, of Class A-1 Notes; and

                  (iii) to the extent of any deficiency, by an increase in the aggregate outstanding principal amount of Subordinated Notes.

                  (d) The Purchaser shall be entitled to pay all cash amounts in respect of the Purchase Price of Inventory to an account of the Servicer for further payment by the Servicer to the Sellers. To the extent that the Purchase Price of Inventory is paid by delivery of Class A-1 Notes, such payment shall be deemed made by entry on the records maintained by the Collateral Agent for such purpose. All cash payments under this Agreement shall be made not later than 3:00 p.m. (New York City time) on the date specified therefor in Dollars in same day funds or by check, as the Servicer shall elect and (i) if to the related Seller, to the bank account designated in writing by the related Seller to the Purchaser and the Servicer and (ii) if to the Servicer, to the bank account designated in writing by the Servicer to the Purchaser.

                  (e) Whenever any payment to be made under this Agreement shall be stated to be due on a day other than a Business Day, such payment need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the day on which such payment is stated to be due. Amounts not paid when due shall bear interest at a rate equal at all times to ABR plus 2%, payable on demand.

                  2.4 NO REPURCHASE. Except to the extent expressly set forth herein, the Sellers shall not have any right or obligation under this Agreement, by implication or otherwise, to repurchase from the Purchaser any Purchased Inventory or to rescind or otherwise retroactively affect any purchase of any Purchased Inventory after the Inventory Purchase Date relating thereto.

                  2.5 OBLIGATIONS UNAFFECTED. The obligations of each Seller to the Purchaser under this Agreement shall not be affected by reason of any irregularity of any Inventory or any sale of Inventory.

                  2.6 CERTAIN CHARGES. The Sellers and the Purchaser agree that discounts from vendors and reversals or reductions of other fees and charges and other similar items, whenever created, accrued in respect of Purchased Inventory shall be the property of the Purchaser and shall be paid to the Purchaser by the Sellers by adjustment to the Purchase Price of Inventory subsequently sold hereunder notwithstanding the occurrence of an Early Termination.

                                   ARTICLE III

                         CONDITIONS TO PURCHASE AND SALE

                  3.1 CONDITIONS PRECEDENT TO THE PURCHASER'S INITIAL PURCHASE OF INVENTORY. (a) The obligation of the Purchaser to purchase Inventory hereunder on the Effective Date from the Sellers is subject to the conditions precedent, which may be waived by the Purchaser, that the conditions set forth below shall have been satisfied on or before the Effective Date:

                        (i) the Purchaser shall have received copies of duly adopted resolutions of the Board of Directors of each Seller as in effect on the Effective Date and in form and substance reasonably satisfactory to the Purchaser, authorizing this Agreement, the documents to be delivered by each such Seller hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of such Seller;

                       (ii) the Purchaser shall have received duly executed certificates of the Secretary or an Assistant Secretary of each Seller, dated the Effective Date and in form and substance reasonably satisfactory to the Purchaser, certifying the names and true signatures of the officers authorized on behalf of such Seller to sign this Agreement or any instruments or documents in connection with this Agreement;

                      (iii) the Purchaser shall have received reports of UCC-1 and other searches of the Sellers with respect to the Inventory reflecting the absence of Liens thereon, except

         Liens in favor of the Purchaser or the Collateral Agent created in connection with the sale by the Seller of an interest in the Purchased Inventory, Liens on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect, Permitted Liens and Liens as to which the Purchaser has received UCC termination statements to be filed on or prior to the Effective Date.

                  (iv) the Purchaser shall have received a cash equity contribution of at least $50,000,000 which will be deposited into the Cash Received Account.

                  3.2 CONDITIONS PRECEDENT TO ALL THE PURCHASER'S PURCHASES OF INVENTORY. The obligation of the Purchaser to purchase any Inventory on each Inventory Purchase Date (including the Effective Date) shall be subject to the further conditions precedent, which may be waived by the Purchaser, that on such Inventory Purchase Date:

                  (a) the following statements shall be true:

                                 (i) no Early Termination, Purchase Termination
                  Event or Incipient Purchase Termination Event with respect to such Seller shall have occurred and be continuing; and

                                (ii) no Trust Agreement Event of Default shall
                  have occurred and be continuing.

                  (b) with respect to the Effective Date, the Purchaser shall have received such other approvals, opinions or documents as the Purchaser may reasonably request; and

                  (c) with respect to any Inventory Purchase Date other than the Effective Date, the Equity Interest in the Purchaser equaled or exceeded $10,000,000;


PROVIDED, HOWEVER, that the failure of any Seller to satisfy any of the foregoing conditions shall not prevent such Seller from subsequently selling Inventory upon satisfaction of all such conditions and PROVIDED FURTHER that the acceptance by each Seller of the Purchase Price for any item of Inventory on any Inventory Purchase Date shall constitute a representation and warranty by such Seller that on such Inventory Purchase Date such statements are true and that the representations and warranties of such Seller contained in SECTION 4.2 and, in the case of LTV Steel, its representations and warranties contained in
SECTION 4.1, as applicable, shall be true and correct in all material respects on and as of such Inventory Purchase Date as though made on and as of such date, except insofar as such representations and warranties are expressly made only as of another date.

                  3.3 CONDITIONS PRECEDENT TO EACH SELLER'S OBLIGATIONS. (a) The obligations of each Seller on the Effective Date shall be subject to the conditions precedent that such Seller shall have received on or before the Effective Date the following, each dated the Effective Date and in form and substance satisfactory to such Seller:

                        (i) a copy of duly adopted resolutions of the managers of the Purchaser authorizing this Agreement, the documents to be delivered by the Purchaser hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Purchaser; and

                       (ii) a duly executed certificate of the Secretary or Assistant Secretary of the Purchaser certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by it hereunder.

                  (b) The obligations of the Sellers on each Inventory Purchase Date shall be subject to the condition precedent that no Trust Agreement Event of Default shall have occurred and be continuing.

                  3.4 CONDITIONS PRECEDENT TO THE ADDITION OF A SELLER. No Affiliate of LTV approved by the Purchaser as an additional Seller pursuant to subsection 8.13 shall be added as a Seller hereunder unless the conditions set forth below shall have been satisfied on or before the date designated for the addition of such Seller (the "Seller Addition Date"):

                        (i) the Purchaser shall have received a written request to such effect duly executed and delivered by such Seller;

                       (ii) the Purchaser shall have received copies of duly adopted resolutions of the Board of Directors or equivalent governing body of such Seller as in effect on the related Seller Addition Date and in form and substance reasonably satisfactory to the Purchaser, authorizing the execution of a supplement to this Agreement making such Affiliate a Seller hereunder, the documents to be delivered by such Seller hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of such Seller;

                      (iii) the Purchaser shall have received duly executed certificates of the Secretary or an Assistant Secretary of such Seller, dated the related Seller Addition Date and in form and substance reasonably satisfactory to the Purchaser, certifying the names and true signatures of the officers authorized on behalf of such Seller to execute the instruments and documents executed in connection with the addition of such Affiliate as a Seller under this Agreement;

                       (iv) LTV must own (directly or indirectly) at least 80% of the issued and outstanding capital stock or other ownership interests of such Seller;

                        (v) the representations and warranties made by each Seller as of the Effective Date shall be made by such additional Seller as of the initial Inventory Purchase Date with respect to such additional Seller and shall be true and correct as to such additional Seller in all respects as of such date;

                       (vi) the Purchaser shall have received secretary's certificates, UCC lien search reports, UCC financing statements, legal opinions and similar documentation required of the Sellers on or prior to the Effective Date and such other documentation as may be reasonably required by the Purchaser, the Administrative Agent or Collateral Agent; and

                      (vii) if, after giving effect to such addition, such Seller would be a Significant Seller, the Required Financing Parties shall have approved such addition in writing.

                  3.5 SUSPENSION OF PURCHASES. The Purchaser and the Sellers hereby agree that if on any Sales and Valuation Date the Equity Interest in the Purchaser is less than $10,000,000 no further purchases of Inventory shall occur under this Agreement until such time as the Equity Interest in the Purchaser shall exceed $20,000,000.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  4.1 REPRESENTATIONS AND WARRANTIES OF THE SERVICER. The Servicer hereby represents and warrants to the Purchaser on the date hereof, on the Effective Date and on each Inventory Purchase Date that:

                  (a) It (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Collateral Effect, and (ii) has the requisite corporate power and authority to effect the transactions contemplated hereby.

                  (b) The execution, delivery and performance by it of this Agreement and all instruments and documents to be delivered hereunder by it, and the transactions contemplated hereby and thereby, (i) are within its corporate powers, have been duly authorized by all necessary corporate action, including the consent of shareholders where required and do not (A) contravene its charter or by-laws, (B) violate any law or regulation or any order or decree of any court or governmental instrumentality or (C) conflict with or result in the breach of, or constitute a default under, any material indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on or affecting it or any of its subsidiaries or any of its properties, unless such violation, conflict, breach or default would not, either individually or in the aggregate, have a Material Adverse Collateral Effect. This Agreement has been duly executed and delivered by the Servicer and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except
         (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  4.2 REPRESENTATIONS AND WARRANTIES OF EACH SELLER. Each Seller hereby represents and warrants (and with respect to SECTION 4.2(n) below LTV Steel represents and warrants as to itself and each other Seller) for the benefit of the Purchaser and its assigns (including the Collateral Agent) on the Effective Date and on each Inventory Purchase Date as follows:

                  (a) ORGANIZATION AND GOOD STANDING. Such Seller is a corporation duly organized and validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has full corporate power to execute, deliver and perform its obligations under this Agreement.

                  (b) DUE QUALIFICATION. Such Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals and where the failure to preserve and maintain such qualification, licenses or approvals is reasonably likely to have a Material Adverse Collateral Effect.

                  (c) DUE AUTHORIZATION. The execution and delivery of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions provided for therein have been duly authorized by such Seller by all necessary corporate action on its part.

                  (d) NO PURCHASE TERMINATION EVENT. No (i) Early Termination,
         (ii) Purchase Termination Event or (iii) Incipient Purchase Termination Event with respect to such Seller has occurred and is continuing.

                  (e) VALID SALE; BINDING OBLIGATIONS. Each transfer of Inventory made pursuant to this Agreement shall constitute a valid sale, transfer and assignment of the Inventory to the Purchaser which is enforceable against creditors of, and purchasers from, the Seller; and this Agreement constitutes and each other Transaction Document to be signed by such Seller when duly executed and delivered will constitute, an enforceable obligation of such Seller in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (f) NO VIOLATION. The execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party, and the transactions contemplated hereby and thereby, do not
         (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under the Organizational Documents of such Seller or any contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which such Seller is a party or by which such Seller or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the other Transaction Documents or (iii) violate any law or any order, rule, or regulation of any court or of any federal, state, local or other regulatory body, administrative agency, or other governmental instrumentality of the United States of America having jurisdiction over such Seller or any of its properties, except, in the case of each of (i), (ii) and (iii) above, as shall not be reasonably expected, either individually or in the aggregate, to have a Material Adverse Collateral Effect.

                  (g) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the knowledge of such Seller, threatened against such Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality in which there is a reasonable possibility of an adverse determination or ruling that, in the reasonable judgment of such Seller, (i) would invalidate this Agreement or any other Transaction Document, (ii) would prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) would materially and adversely affect the performance by such Seller of its obligations under this Agreement or any other Transaction Document or (iv) would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document.

                  (h) BULK SALES ACT. Except as indicated on Schedule 4 hereto, no transaction contemplated by this Agreement or any other Transaction Document with respect to such Seller requires compliance with, or will be subject to avoidance under, any bulk sales laws.

                  (i) GOVERNMENT APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body in the United States of America is required for the due execution, delivery and performance by such Seller of this Agreement or any other Transaction Document to which it is a party except for (x) the filing of the UCC financing statements and continuation statements referred to in Article III, all of which, at the time required in Article III, shall have been duly made and shall be in full force and effect, or (y) any authorization, approval, notice, or filing which, if not obtained, would not, either individually or in the aggregate, be reasonably likely to have a Material Adverse Collateral Effect .

                  (j) BONA FIDE INVENTORY. Each item of Inventory of such Seller is, or will be, either a raw material purchased by such Seller for use in manufacturing processes undertaken by it in the ordinary course of its business or a product manufactured or in the process of manufacture by or for the account of such Seller in the ordinary course of its business for the purposes of sale to customers of such Seller or such Seller's Affiliates. Such Seller has no knowledge of any fact which should have led it to expect as of the date of its classification of any Inventory as Eligible Inventory hereunder that either (i) such Inventory for any reason would not constitute Eligible Inventory or
         (ii) that its Collateral Value, if any, would not be fully realizable upon its liquidation, sale or other disposition.

                  (k) OFFICE. The principal place of business and the chief executive office of such Seller are as indicated on Schedule 1 hereto or at such other locations permitted pursuant to and in accordance with
         Section 5.5, and the offices where such Seller keeps its records concerning its Inventory (and, to the extent in such Seller's possession, records concerning any such Inventory which becomes Purchased Inventory) and related contracts and all purchase orders and other agreements related to such Inventory (and, to the extent in such Seller's possession, related contracts, purchase orders and agreements related to any such Inventory which becomes Purchased Inventory) are as indicated on Schedule 1 hereto or at such other locations permitted pursuant to Section 5.5.

                  (l) MARGIN REGULATIONS. No use of any funds obtained by such Seller under this Agreement or the other Transaction Documents will conflict with or contravene any of Regulations G, T, U and X promulgated by the Board from time to time.

                  (m) QUALITY OF TITLE. Each item of Inventory which is to be transferred to the Purchaser by such Seller shall be transferred by such Seller free and clear of any Lien (other than any Permitted Lien or any Lien on Ineligible Inventory that would be reasonably expected not to have a Material Adverse

         Collateral Effect); immediately prior to such transfer such Seller shall have had good and indefeasible title to, and was the sole owner of, such Inventory free and clear of any Lien (other than any Permitted Lien or any Lien on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect); and no effective financing statement or other instrument similar in effect covering any such Inventory, or any interest therein, is on file in any recording office except such as may be filed in connection with any Permitted Lien or any Lien on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect or in favor of the Purchaser pursuant to this Agreement, and in favor of the Collateral Agent.

                  (n) ACCURACY OF INFORMATION. All factual written information set forth in the Confidential Information Memorandum dated January, 1998 relating to the transactions contemplated by the Transaction Documents furnished by such Seller or its Affiliates (other than the Purchaser) to the Purchaser, the Collateral Agent or the Financing Parties is, and all other such factual, written information hereafter furnished (if prepared by such Seller or any such Affiliate or, if not prepared by such Seller or any such Affiliate, to the extent that information contained therein was supplied by such Seller or any such Affiliate) by such Seller or any such Affiliate to the Purchaser or the Collateral Agent pursuant to or in connection with any Transaction Document shall be, true and accurate in every material respect on the date as of which such information is or will be furnished (unless such information relates to another date), and such information is not, and shall not be (as the case may be) incomplete by omitting to state a material fact or any fact necessary to make the statements contained therein not misleading as of such date, in each case in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this Section 4.2(n) the reference to "factual information" shall not include projections and pro forma financial information. All Inventory sold by each Seller hereunder and designated on a Sales and Valuation Report as Eligible Inventory will be, to the best knowledge of such Seller at its respective Inventory Purchase Date, an item of Eligible Inventory.

                  (o) VALID TRANSFERS. No transfer of any Inventory to the Purchaser by such Seller constitutes a fraudulent transfer or fraudulent conveyance or is otherwise void or voidable under similar laws or principles, the doctrine of equitable subordination or for any other reason. The transfer of Inventory by such Seller to the Purchaser pursuant to this Agreement, and all other transactions between such Seller and the Purchaser, have been and will be made in good faith and without intent to hinder, dely or defraud creditors of such Seller, and such Seller acknowledges that it has received and will receive fair consideration and reasonably equivalent value for the purchases by the Purchaser of Inventory hereunder.

                  (p) TRADE NAMES. Such Seller uses no trade name in the furnishing of its products or services which generate Inventory other than its actual corporate name or other designations, each of which begin with the phrase, "LTV". During the five years preceding the date hereof (i) such Seller has not been known by any legal name or trade name other than its corporate name and such other names as listed on
         Schedule 2 hereto, (ii) nor has such Seller been the subject of any merger or other corporate reorganization within the last five years, EXCEPT that (x) effective December 31, 1997, LTV Steel Tubular Products Company was merged into LTV Steel and (y) on and prior to June 27, 1993, Georgia Tubing was known as "LTV Aerospace and Defense Company".

                  (q) COMPLIANCE WITH APPLICABLE LAWS. Such Seller is in compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (federal, state, local or foreign, and including, without limitation, environmental laws), except for breaches which, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Collateral Effect.

                  (r) TAXES. All material tax returns and reports of each Seller and its Affiliates required to be filed by any of them have been timely filed, and all material taxes, assessments, fees and other governmental charges upon each Seller and its Affiliates and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid. Each Seller is not aware of any proposed tax assessment against such Seller or any of its Affiliates which is not being actively contested by such Seller or such Affiliate in good faith and by appropriate proceedings; PROVIDED that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

                  (s) ERISA MATTERS. Such Seller and each of its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder, except for such noncompliance which could not reasonably be expected to have a Material Adverse Collateral Effect with respect to such Seller or Inventory transferred by it.

                  (t) SOLVENCY. Both prior to and after giving effect to the transactions contemplated by the Transaction Documents, (i) the combined assets of the Sellers, at fair valuation, will exceed their combined liabilities (including contingent liabilities), (ii) the combined capital of the Sellers will not be unreasonably small to conduct their combined business, and (iii) the Sellers will not have incurred debts, and do not intend to incur debts, beyond their ability to pay such debts as they mature.

                  (u) INVESTMENT COMPANY ACT. Neither such Seller nor any of such Seller's Subsidiaries is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or (ii) a "holding company", or a "subsidiary company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (v) OWNERSHIP. All of the issued and outstanding Capital Stock of such Seller is owned, directly or indirectly, by LTV.

                  (w) INDEBTEDNESS TO PURCHASER. Immediately prior to consummation of the transactions contemplated hereby on the Effective Date, such Seller had no outstanding Indebtedness to the Purchaser other than amounts permitted by this Agreement.

                  (x) INVENTORY SCHEDULES. The Sales and Valuation Report dated as of January 31, 1998 sets forth in all material respects an accurate and complete listing as of the date or dates indicated thereon of all Inventory as of such date and the information contained therein with respect to the identity and Inventory Value and Collateral Value of such Inventory is true and correct in all material respects as of the dates indicated. As of the Effective Date, there has been no material adverse change in the aggregate Collateral Value of the Inventory to be transferred to the Purchaser on the Effective Date.

                  (y) FAIR LABOR STANDARDS ACT. All Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

                  (z) SEPARATE LEGAL ENTITY. Each Seller acknowledges that the Purchaser entered into this Agreement as a separate legal entity.

                  The representations and warranties set forth in this SECTION
4.2 shall survive the transfer and assignment of the respective Inventory to the Purchaser pursuant to this Agreement. Each Seller hereby represents and warrants to the Purchaser, as of the Effective Date and each Inventory Purchase Date, that the representations and warranties of such Seller set forth in SECTION 4.2 are true and correct as of such date. Upon discovery by such Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  Each Seller hereby agrees that, so long as there are any amounts outstanding with respect to Purchased Inventory previously sold by any Seller to the Purchaser or until an Early Termination with respect to such Seller shall occur, whichever is later, such Seller shall:

                  5.1 CERTIFICATES; OTHER INFORMATION.  Furnish to the
Purchaser:

                  (a) not later than 120 days after the end of each fiscal year and not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a certificate of an Authorized Officer of such Seller stating that, to the best of such Authorized Officer's knowledge after due investigation, (A) such Seller during such period has observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it and that such Authorized Officer has obtained no knowledge of any Purchase Termination Event or Incipient Purchase Termination Event except as specified in such certificate, or (B) if a Purchase Termination Event or Incipient Purchase Termination Event shall have occurred and be continuing or there shall have occurred any material noncompliance with any such obligations, specifying the facts relating to each such Purchase Termination Event, Incipient Purchase Termination Event or other material noncompliance known to such officer and the nature and status thereof and the actions, if any, being taken to cure such Purchase Termination Event, Incipient Purchase Termination Event or other material noncompliance; and

                  (b) promptly, such additional information with respect to the Purchased Inventory as the Purchaser or the Collateral Agent may from time to time reasonably request.

                  5.2 COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all Requirements of Law applicable to the Purchased Inventory; PROVIDED, HOWEVER, that such Seller may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially adversely affect the rights of the Purchaser in the Purchased Inventory. Such Seller will comply, in all material respects, with its obligations under contracts with its suppliers relating to the Purchased Inventory except to the extent such compliance would result in a violation of a Requirement of Law.

                  5.3 PRESERVATION OF CORPORATE EXISTENCE. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and maintain such legal existence separate from that of the Purchaser.

                  5.4 VISITATION RIGHTS. At any reasonable time upon reasonable prior notice during normal business hours and from time to time permit the Purchaser, or any of its agents or representatives, (i) to examine and make copies of and abstracts from the records, books of account and documents (including computer tapes and disks) of such Seller relating to the Purchased Inventory hereunder and (ii) to visit the properties of such Seller for the purpose of examining such records, books of account and documents, and to discuss the affairs of such Seller relating to the Purchased Inventory or such Seller's performance hereunder with any of its officers or directors and with its independent certified public accountants.

                  5.5 LOCATION OF RECORDS. Keep its chief place of business and chief executive office, and the offices where it keeps the records concerning the Purchased Inventory (and all original documents relating thereto), at the locations referred to for it on Schedule 1 hereto or, upon 30 days' prior written notice to the Purchaser, at such other locations in a jurisdiction where all action required by SECTION 5.8(a) shall have been taken and completed and be in full force and effect.

                  5.6 FURNISHING COPIES, ETC. Furnish to the Purchaser and the Collateral Agent:

                  (a) within five Business Days of the Purchaser's request, a certificate of the chief financial officer of such Seller certifying, as of the date thereof, to the best knowledge of such officer, that no Purchase Termination Event has occurred and is continuing and setting forth the computations used by the chief financial officer of such Seller in making such determination;

                  (b) promptly upon obtaining knowledge of the occurrence of any Purchase Termination Event or Incipient Purchase Termination Event, written notice thereof;

                  (c) promptly upon the chief legal officer of such Seller obtaining knowledge of (a) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting such Seller or (b) any material development in any such action, suit, proceeding, governmental investigation or arbitration, in which, in either case, there is a reasonable likelihood of an adverse decision which, in the reasonable judgment of such Seller, would have a Material Adverse Collateral Effect, written notice thereof;

                  (d) written notice of any other development that has resulted in, or would be reasonably likely to have, a Material Adverse Collateral Effect; and

                  (e) promptly upon determining that (i) any Purchased Inventory designated as Eligible Inventory on the applicable Sales and Valuation Report was not Eligible Inventory as of the date provided therefor or
         (ii) (A) any Purchased Inventory is not Eligible Inventory at any other subsequent date (other than by reason of the sale of such Purchased Inventory to third parties, including Affiliates of such Seller) and
         (B) the ineligibility of such Purchased Inventory would be reasonably likely to have a Material Adverse Collateral Effect, written notice of such determination.

                  5.7 OBLIGATIONS WITH RESPECT TO OBLIGORS AND INVENTORY. Take all actions on its part reasonably necessary to maintain in full force and effect its material rights under all contracts relating to the Purchased Inventory.

                  5.8 FURTHER ACTION.  In addition to the foregoing:

                  (a) Such Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in such Seller's reasonable judgment or that the Purchaser or the Collateral Agent may reasonably request, in order to protect, defend, or more fully evidence the Purchaser's right, title and interest in the Purchased Inventory (or a perfected security interest therein, with the priority contemplated by the Transaction Documents, in the event that the transactions contemplated hereby were characterized as a financing notwithstanding the intent of the parties hereto to consummate a sale), or to enable the Purchaser to exercise or enforce any of its rights in respect thereof. Without limiting the generality of the foregoing, such Seller will upon the request of the Purchaser or the Collateral Agent (A) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or, in the opinion of the Purchaser, advisable, (B) indicate on its books and records that the Purchased Inventory has been purchased by the Purchaser, and provide to the Purchaser, upon request, copies of any such records, (C) obtain the agreement of any Person having a Lien on any Inventory owned by such Seller (other than any Permitted Lien or any Lien on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect) to release such Lien upon the purchase of any such Inventory by the Purchaser and (D) defend the Purchaser's right, title and interest in Inventory against any third party claims (other than any such claims in respect of Permitted Liens and Liens on Ineligible Inventory that would reasonably be expected not to have a Material Adverse Collateral Effect) that exist against such Inventory at the time of purchase by the Purchaser.

                  (b) Such Seller hereby irrevocably authorizes the Purchaser to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Purchased Inventory sold or to be sold by such Seller without the signature of such Seller.

                  (c) If such Seller fails to perform any of its agreements or obligations under this Agreement, the Purchaser or the Collateral Agent may (but shall not be required to) perform, or cause performance of, such agreements or obligations, and the expenses of the Purchaser incurred in connection therewith shall be payable by such Seller as provided in SECTION 8.3.

                  (d) Such Seller agrees that, whether or not a Purchase Termination Event has occurred:

                           (1) the Purchaser (and its assignees) shall have the
                  right to sell any Purchased Inventory to any Person for a price that is acceptable to the Purchaser. If required by the terms of SECTION 9-504 or 9-505 of the UCC, the Purchaser (and its assignees) may offer to sell any item of Purchased Inventory to any Person;

                           (2) such Seller shall, upon the Purchaser's request
                  and at such Seller's expense, (x) assemble all such Seller's documents, instruments and other records (including credit files and computer tapes or disks) that (1) evidence or will evidence or record Inventory sold by such Seller and (2) are otherwise necessary or desirable to permit liquidation and/or sale of such Purchased Inventory (collectively, the "Sale Documents") and (y) deliver the Sale Documents to the Purchaser or its designee at a place designated by the Purchaser. In recognition of such Seller's need to have access to any Sale Documents which may be transferred to the Purchaser hereunder, the Purchaser hereby grants to such Seller a license to access the Sale Documents transferred by such Seller to the Purchaser and to access any such transferred computer software in connection with any activity arising in the ordinary course of such Seller's business, provided that such Seller shall not disrupt or otherwise interfere with the Purchaser's use of and access to the Sale Documents and its computer software during such license period; and

                           (3) such Seller hereby irrevocably authorizes the
                  Purchaser or its designee to take any and all steps in the Seller's name necessary or desirable to enforce all rights and remedies of such Seller in respect of the Purchased Inventory.

                  5.9 CERTAIN AGREEMENTS REGARDING INVENTORY. In connection with the conveyances provided for in SECTION 2.1 hereof, each Seller agrees from time to time:

                           (a) to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Purchased Inventory now existing and hereafter acquired by the Purchaser from each Seller meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the security interest of the Purchaser in the Purchased Inventory under the UCC in the event the transactions contemplated hereby were characterized as a financing notwithstanding the intent of the parties hereto to effect a sale, and to deliver evidence of such filings to the Purchaser on or prior to the Effective Date (or, in the case of the filing of any such continuation statements, at or before the time required);

                           (b) to cause the owner and operator of each Leased Premises, Third-Party Warehouseman and Outside Processor and any other Person in possession of Off-Site Inventory constituting Eligible Inventory to execute and deliver to the related Seller an agreement substantially in the form of Schedule 3A or 3B hereto (a "Collateral Access Agreement") relating to access to such Off-Site Inventory that is to be classified as Eligible Inventory now existing or hereafter produced or acquired by the Purchaser which is at any time located at, or in transit to, the premises owned or operated by such Person, and to deliver to the Purchaser evidence of the execution and delivery of Collateral Access Agreements with respect to all then existing Eligible Inventory on or prior to the Effective Date (or the applicable Seller Addition Date) along with an assignment in favor of the Purchaser irrevocably assigning all right, title and interest of such Seller in such Collateral Access Agreement to the Purchaser;

                           (c) to deliver to the Purchaser or its designee, at its own expense, any Negotiable Documents of Title evidencing ownership of Inventory acquired or to be acquired by the Purchaser and to be classified as Eligible Inventory, such Negotiable Documents of Title to contain a full chain of endorsement from the original "to order" party thereof to such Seller and with an endorsement from such Seller in blank;

                           (d) to enforce on behalf of the Purchaser all warranties made to such Seller by third parties with respect to the Purchased Inventory; and

                           (e) to not, by an act or omission to act, create any Lien, claim or right in, to or on the interest of LTV Steel Products and the Collateral Agent in the Collateral or any proceeds thereof, other than Permitted Liens, Receivables Facility Liens and the Liens created by the Trust Agreement, nor will the Sellers permit or suffer to exist, and shall take such actions as are necessary to remove, any Lien, claim or right in, to or on the interest of LTV Steel Products and the Collateral Agent in the Collateral or any proceeds thereof, other than Permitted Liens, the Liens created by the Trust Agreement, Receivables Facility Liens and Liens on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect and will defend the right, title and interest of LTV Steel Products and the Collateral Agent in and to the Collateral against the claims and demands of all Persons arising from any act or omission to act of the Sellers in respect of any Lien other than the Liens created by the Trust Agreement, Permitted Liens, Receivables Facility Liens and Liens on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  Each Seller hereby agrees that, so long as there are any amounts owed to such Seller with respect to Purchased Inventory previously sold by such Seller to the Purchaser or until an Early Termination with respect to such Seller shall occur, whichever is later, such Seller shall not, directly or indirectly:

                  6.1 LIENS. Except as otherwise provided herein and in the other Transaction Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Inventory, or assign any right to receive proceeds in respect thereof EXCEPT for Permitted Liens, Receivables Facility Liens and Liens on Ineligible Inventory that are reasonably expected not to result in a Material Adverse Collateral Effect.

                  6.2 CHANGE IN NAME. Change its name, identity or corporate structure in any manner which would or might make any financing statement or continuation statement relating to this Agreement seriously misleading within the meaning of SECTION 9-402(7) of the UCC without 30 days' prior written notice to the Purchaser.

                  6.3 ACCOUNTING OF PURCHASES. Prepare any financial statements which shall account for the transactions contemplated hereby (other than capital contributions contemplated hereby) in any manner other than as sales of the Purchased Inventory by such Seller to the Purchaser or in any other respect account for or treat the transactions contemplated hereby (including for accounting purposes and, where taxes are not consolidated, for tax reporting purposes, except as required by law), other than capital contributions, in any manner other than as sales of the Purchased Inventory by such Seller to the Purchaser.

                  6.4 INELIGIBLE INVENTORY. Without the prior written approval of the Purchaser, take any action to cause, or which would permit, any item of Eligible Inventory to cease to be Eligible Inventory, except (a) as otherwise expressly provided by this Agreement or (b) unless the ineligibility of such Purchased Inventory will be reasonably expected not to have a Material Adverse Collateral Effect.


                                   ARTICLE VII

                           PURCHASE TERMINATION EVENTS

                  7.1 PURCHASE TERMINATION EVENTS. If, with respect to any Seller, any of the following events (herein called "Purchase Termination Events") shall have occurred and be continuing:

                  (a) Such Seller shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for thirty days after the date such Seller becomes aware of such failure; or

                  (b) A Trust Agreement Event of Default shall have occurred; or

                  (c) Any representation or warranty made or deemed to be made by such Seller or any of its officers under or in connection with any Transaction Document, Sales and Valuation Report or other information, statement, record, certificate, document or report delivered pursuant to a Transaction Document shall prove to have been false or incorrect in any material respect when made or deemed made (including in each case by omission of material information necessary to make such representation, warranty, certificate or statement not misleading) and such misrepresentation or breach of warranty shall continue unremedied for a period of 30 days from the earlier of (A) the date any Authorized Officer of such Seller obtains knowledge thereof and (B) the date such Seller receives notice of the incorrectness of such representation or warranty from the Purchaser; provided, further, that if such misrepresentation or breach of warranty can be remedied and such Seller is diligently pursuing such remedy and there shall not be in existence a Cure Period Cut-off Event, then such misrepresentation or breach of warranty shall not constitute a Purchase Termination Event for a period of an additional thirty (30) days; or

                  (d) Such Seller shall fail to perform or observe any other term, covenant or agreement contained in SECTION 5.2, 5.6 or 5.7 or
         Article VI of this Agreement on its part to be performed or observed and any such failure shall remain unremedied for a period of 30 days from the earlier of (A) the date any Authorized Officer of such Seller obtains knowledge of such failure and (B) the date such Seller receives notice of such failure from the Purchaser; provided, further, that if any Seller's failure to observe or perform any other term, covenant or agreement contained in SECTION 5.2, 5.6 or 5.7 or Article VI of this Agreement can be cured and such Seller is diligently pursuing such cure and there shall not be in existence a Cure Period Cut-off Event, then such failure shall not constitute a Purchase Termination Event for a period of an additional thirty (30) days; or

                  (e) Such Seller shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for a period of 30 days from the earlier of (A) the date any Authorized Officer of such Seller obtains knowledge of such failure and
         (B) the date such Seller receives notice thereof from the Purchaser, the Servicer, or the Collateral Agent; provided, however, that if such failure may be cured and if such Seller has commenced and is diligently pursuing a cure to such failure and there shall not be in existence a Cure Period Cut-off Event, then such failure shall not constitute a Purchase Termination Event for a period of an additional thirty (30) days; or

                  (f) Any Transaction Document to which such Seller is a party shall cease, for any reason, to be in full force and effect, or such Seller shall so assert in writing, or any event shall occur or act be taken or be omitted to be taken such that would cause the Purchaser to fail to have a valid and perfected first priority security interest in the Purchased Inventory under the UCC (subject to Permitted Liens and Liens on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect) in the event the transactions contemplated hereby were characterized as a financing notwithstanding the intent of the parties hereto to effect a sale; or

                  (g) There shall occur an Insolvency Proceeding with respect to such Seller and such Seller is a Significant Seller;

                  (h) There shall occur an Unmatured Involuntary Insolvency Proceeding with respect to a Seller that has not been released or fully vacated within five Business Days after commencement, filing or levy, as the case may be; provided that such event shall not constitute a Purchase Termination Event if within five Business Days of such commencement, filing or levy, the Required Financing Parties have waived such event by a writing provided to the Servicer and the Collateral Agent;

                  (i) There shall occur an Unmatured Involuntary Insolvency Proceeding with respect to the Purchaser that has not been released or fully vacated within five Business Days after commencement, filing or levy, as the case may be; provided that such event shall not constitute a Purchase Termination Event if within five Business Days of such commencement, filing or levy, the Required Financing Parties have waived such event by a writing provided to the Servicer and the Collateral Agent; or

                  (j) LTV Steel has been terminated as Servicer following a Servicer Termination Event;

then, (x) in the case of any Purchase Termination Event described in paragraph
(b), (g), and (i) above or in paragraph (h) above with respect to a Significant Seller, the obligation of the Purchaser to purchase Inventory shall thereupon automatically terminate without further notice of any kind, which is hereby waived by the Sellers, and (y) in the case of any other Purchase Termination Event with respect to any Seller, so long as such Purchase Termination Event shall be continuing, the Purchaser may, and at the direction of the Required Financing Parties must, terminate its obligation to purchase Inventory from such Seller by written notice to the Sellers (any termination with respect to one or more of the Sellers but not all Sellers pursuant to this Article VII is herein called an "Early Termination" with respect to the affected Seller or Sellers) .

                  7.2 ADDITIONAL REMEDIES. Upon the occurrence of any Purchase Termination Event, the Purchaser shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction in the event the transactions contemplated hereby are characterized as a financing notwithstanding the intent of the parties hereto to effect a sale and all other rights and remedies provided under other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of a Purchase Termination Event shall not deny to the Purchaser any remedy (in addition to termination of the Purchaser's obligation to purchase Inventory from the affected Seller) to which the Purchaser may be otherwise appropriately entitled, whether by statute or other applicable law, at law or in equity.

                                  ARTICLE VIII

                                  MISCELLANEOUS


                  8.1 PAYMENT. Each cash payment to be made by the Purchaser shall be made as provided in Sections 2.3(d) and 2.3(e) of this Agreement.

                  8.2 COSTS AND EXPENSES. The Sellers, jointly and severally, agree (a) to pay or reimburse the Purchaser and its assigns for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the other Transaction Documents and any other documents prepared in connection herewith and therewith, the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, all fees and disbursements of counsel, (b) to pay or reimburse the Purchaser and its assigns for all its costs and expenses incurred in connection with the enforcement or preservation of any rights as against the Sellers under this Agreement and any of the other Transaction Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Purchaser,
(c) to pay, indemnify, and hold the Purchaser and its assigns harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and any such other documents and (d) to pay, indemnify, and hold the Purchaser harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (i) which may at any time be imposed on, incurred by or asserted against the Purchaser in any way relating to or arising out of this Agreement or the transactions contemplated hereby or in connection herewith or any action taken or omitted by the Purchaser under or in connection with any of the foregoing (all such other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements being herein called "Indemnified Liabilities") or (ii) which would not have been imposed on, incurred by or asserted against the Purchaser but for its having purchased the Purchased Inventory hereunder (other than losses or other damages caused by a change in commodity prices relating to Purchased Inventory, PROVIDED, that the Sellers shall have no obligation under this subsection 8.2 hereunder to the Purchaser with respect to Indemnified Liabilities arising from
(x) the gross negligence or willful misconduct of the Purchaser, its agents (excluding LTV Steel) or assignees or (y) any action taken, or omitted to be taken, by a Servicer which is not an Affiliate of the Sellers. The agreements in this subsection shall survive the sale and/or other liquidation of all Eligible Inventory, the termination of this Agreement and the payment of all amounts payable hereunder.

                  8.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Sellers, the Purchaser and the Servicer and their respective successors (whether by merger, consolidation or otherwise) and assigns. Each Seller agrees that it will not assign or transfer all or any portion of its rights or obligations hereunder without the prior written consent of the Purchaser and the Collateral Agent. Each Seller acknowledges that the Purchaser shall assign all of its rights hereunder to the Collateral Agent and acknowledges that pursuant to the Trust Agreement, the Collateral Agent shall have certain rights to transfer certain of its rights upon a Trust Agreement Event of Default to the holders of the related Notes (each, a "Subsequent Party"). Each Seller consents to such assignment and agrees that the Collateral Agent and each Subsequent Party, each to the extent provided in the Trust Agreement, shall be entitled to enforce the terms of this Agreement and the rights (including, without limitation, the right to grant or withhold any consent or waiver) of the Purchaser directly against such Seller, whether or not a Purchase Termination Event or a Servicer Termination Event has occurred. Each Seller further agrees that, in respect of its obligations hereunder, it will act at the direction of and in accordance with all proper requests and instructions from the Collateral Agent or such Subsequent Party, as the case may be, until all amounts due to the Collateral Agent or such Subsequent Party are paid in full; provided that if instructions received from the Collateral Agent and such Subsequent Party are inconsistent, such Seller shall comply with the instructions received from the Collateral Agent. The Collateral Agent and each such Subsequent Party shall have the rights of third-party beneficiaries under this Agreement.

                  8.4 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  8.5 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Purchaser any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  8.6 AMENDMENTS AND WAIVERS. Neither this Agreement, nor the form of Subordinated Notes nor any terms thereof may be amended, supplemented or modified except in a writing signed by the Purchaser, the Sellers, the Servicer and the Collateral Agent.

                  8.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  8.8 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing delivered by hand delivery or mail or transmitted via telecopy, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, first class postage prepaid, to a domestic destination from the point where mailed or seven days after being deposited in the mail, air mail postage prepaid, to an international destination from the point where mailed, or, in the case of telecopy notice, when received as evidenced by the confirmation of receipt, addressed to such party at its Notice Address.

                  8.9 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Purchaser.

                  8.10 CONSTRUCTION OF AGREEMENT AS SECURITY AGREEMENT. (a) The parties to this Agreement intend that the transactions contemplated hereby shall be, and shall be treated as, a purchase by the Purchaser and a sale by the Sellers of the Purchased Inventory with respect thereto and not as a lending transaction. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, each Seller hereby grants to the Purchaser a first priority security interest in all of such Seller's right, title and interest in and to the Inventory now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto, including, without limitation, all amounts received upon disposition of Inventory to secure all such Seller's obligations hereunder.

                  (b) This Agreement shall constitute a security agreement under applicable law.

                  8.11 WAIVERS OF JURY TRIAL. THE SELLERS, THE SERVICER AND THE PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  8.12 SUBMISSION TO JURISDICTION; WAIVERS. To the maximum extent permitted by applicable law, the Sellers, the Servicer and the Purchaser each hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents and Sale Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in SECTION 8.8 or at such other address of which the Purchaser shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                  8.13 ADDITION OF SELLERS. Subject to the terms and conditions hereof, from time to time one or more Affiliates of LTV may become additional Sellers party hereto. If any such Affiliate wishes to become an additional Seller, it shall submit a written request to such effect to the Purchaser. The Purchaser, in its sole and absolute discretion, may agree to or deny any such request, PROVIDED that, if the Purchaser shall have failed to respond to any such request within 30 days after receipt thereof, such request shall be deemed to have been denied. If the Purchaser shall have agreed to any such request, such Affiliate shall become an additional Seller party hereto on the related Seller Addition Date upon satisfaction of the conditions set forth in subsection 3.4.

                  8.14 OPTIONAL TERMINATION OF SELLER. (a) One or more Sellers may from time to time be terminated as a Seller hereunder on the date they cease to be Affiliates of LTV, PROVIDED that the aggregate outstanding Inventory Value of Purchased Inventory sold by all Sellers which so cease to be Affiliates at such time (together with the aggregate outstanding Inventory Value of Purchased Inventory sold by all Sellers which have been terminated pursuant to this subsection within the preceding 90 days) shall not exceed 10% of the aggregate outstanding Inventory Value of all Purchased Inventory at such time and PROVIDED, FURTHER that no Purchase Termination Event or Incipient Purchase Termination Event has occurred and is continuing, or would result as a result thereof. From and after the date any such Seller ceases to be an Affiliate of LTV, the Purchaser shall cease buying Inventory from such Seller. Each such Seller shall be released as a Seller party hereto for all other purposes and shall cease to be a party hereto on such date.

                  (b) A terminated Seller shall have no obligation to repurchase Inventory previously sold by it to the Purchaser.

                  8.15 NO BANKRUPTCY PETITION. The Sellers and the Servicer each covenant and agree that, prior to the date which is one year and one day after all obligations payable to the Financing Parties under the Transaction Documents have been paid in full, they will not institute against, or join any other Person in instituting against, the Purchaser any Involuntary Insolvency Proceeding. This SECTION 8.15 shall not be construed to limit the right of the Servicer or any Seller to file any claim in or otherwise take any action with respect to any such Involuntary Insolvency Proceeding that was instituted against or with respect to the Purchaser by any Person other than a Seller, the Servicer or any of their respective Affiliates.

                  8.16 TERMINATION. This Agreement will terminate at such time as (a) the Termination Date has occurred, and (b) all amounts owing to or by the Purchaser hereunder shall have been paid in full; PROVIDED, HOWEVER, that the indemnities of the Sellers to the Purchaser set forth in this Agreement shall survive such termination.

                  8.17 CONFIDENTIALITY. The Purchaser agrees to keep confidential all non-public information provided to it by the Sellers pursuant to this Agreement; PROVIDED that nothing herein shall prevent the Purchaser from disclosing any such information (i) to the Collateral Agent or the Financing Parties, (ii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iii) upon the request or demand of any Governmental Authority having jurisdiction over the Purchaser, the Collateral Agent or the Financing Parties (provided that notice of such request or demand shall be furnished to the Sellers unless such notice is legally prohibited or such Governmental Authority requests that such notice not be furnished to the Sellers), (iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law (provided that notice of such order or requirement shall be furnished to the Sellers unless such notice is legally prohibited or such court or Governmental Authority requests that such notice or requirement not be furnished to the Sellers), (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder or under the Transaction Documents.

                  8.18 EFFECTIVENESS. This Agreement shall become effective on the Effective Date.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                     LTV STEEL PRODUCTS, LLC


                                     By:________________________________
                                        Printed Name: John C. Skurek
                                        Title:  Manager


                                     LTV STEEL COMPANY, INC., as a Seller


                                     By:________________________________
                                        Printed Name: John C. Skurek
                                        Title: Vice President and Treasurer


                                     GEORGIA TUBING CORPORATION, as a Seller


                                     By:________________________________
                                        Printed Name: John C. Skurek
                                        Title: Vice President and Treasurer


                                     LTV STEEL COMPANY, INC., as Servicer


                                     By:________________________________
                                        Printed Name: John C. Skurek
                                        Title: Vice President and Treasurer

                                   SCHEDULE 1
                                   ----------

                      LOCATIONS OF CHIEF EXECUTIVE OFFICES;
                         LOCATIONS OF BOOKS AND RECORDS
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
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                                         State of                     Location of                        Offices Where
             Seller                    Incorporation            Chief Executive Office                 Records are Kept
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
LTV Steel Company, Inc.                 New Jersey        200 Public Square                            200 Public Square
                                                          Cleveland, Ohio 44114                      Cleveland, Ohio 44114
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Georgia Tubing Corporation               Delaware         Highway 370                                     Highway 370
                                                          Cedar Springs, Georgia 31732              Cedar Springs, GA 31732


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

                                   SCHEDULE 2
                                   ----------

                       LEGAL AND CORPORATE NAMES OF SELLER
                       -----------------------------------